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                                                                    Exhibit 10.2
                                    Form of

                            FLAGSTAR BANCORP, INC.
                1997 EMPLOYEES AND DIRECTORS STOCK OPTION PLAN


1.  Purpose of the Plan.

         The purpose of this Flagstar Bancorp, Inc. 1997 (the "Company") Employees and Directors Stock Option Plan is to advance the interests of the Company through providing select key Employees and Directors of the Company and its Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to Directors and key Employees of the Company, the Bank or any Affiliate to promote the success of the business.

2.   Definitions.

     As used herein, the following definitions shall apply.

    (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Bank or the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

    (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

    (c) "Awards" shall mean Options unless the context clearly indicates a different meaning.

    (d)   "Bank" shall mean Flagstar Bank, FSB.

    (e)   "Board" shall mean the Board of Directors of the Company.

    (f) "Change in Control" shall mean any one of the following events: (1) the ownership, holding or power to vote more than 25% of the Company's or the Bank's voting stock, (2) the acquisition of control of the election of a majority of the Company's or the Bank's directors, (3) the exercise of a controlling influence over the management or policies of the Company or the Bank by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934 or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Company


                                                                      1
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      Board") (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Company Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

(g)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

(h)   "Committee" shall mean the Stock Option Committee appointed by the Board
       ---------
      in Board in accordance with Paragraph 5(a) hereof.

(i) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

(j) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or the Bank or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence, in the case of transfers between payroll locations of the Bank or between the Bank, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

(k) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

(l) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to prevent substantially a Participant from fulfilling his or her duties or responsibilities to the Bank or an Affiliate.

(m)   "Effective Date" shall mean the date specified in Paragraph 13 hereof.

(n)   "Employee" shall mean any person employed by the Company or an Affiliate.

                                                                               2
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     (o)   "Exercise Price" shall mean the price per Optioned Share at which an
            Option may be exercised.

     (p) "ISO" means as option to purchase Common Stock which meets the requirements set forth in the Plan and which is intended to be and is identified as an "incentive stock option" within the meaning of
           Section 422 of the Code.

     (q) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (r) "Non-Employee Director" shall mean any member of the Board who is a Non-Employee Director within the meaning of Rule 16b-3.

     (s) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (t)   "Option" means an ISO and a Non-ISO.

     (u) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

     (v) "Participant" shall mean any person who receives an Award pursuant to this Plan.

     (w) "Plan" shall mean this Flagstar Bancorp, Inc. 1997 Employees and Directors Stock Option Plan.

     (x) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities and Exchange Act of 1934, as amended.

     (y)   "Share" shall mean one share of Common Stock.

     (z) "Year of Service" shall mean a full 12-month period of Continuous Service, measured from the date of an Award and each annual anniversary of that date, during which a Participant has been an Employee or Director.

3.   Term of the Plan and Awards.

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     (a)  Term of the Plan. The Plan shall continue in effect for a term of 10
          -----------------
          years from the Effective Date, unless sooner terminated pursuant to Paragraph 15 hereof. No Award shall be granted under the Plan after 10 years from the Effective Date.

     (b)  Term of Awards. The term of each Award granted under the Plan shall be
          ---------------
          established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

4.   Shares Subject to the Plan.

          General Rule. The aggregate number of Shares deliverable pursuant to
          -------------
     Awards shall not exceed 1,345,000 Shares, as such number may be adjusted on and after the Effective Date pursuant to Paragraph 10 hereof. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

5.   Administration of the Plan.

     (a)  Composition of the Committee. The Plan shall be administered by the
          -----------------------------
          Stock Option Committee, which shall consist of not less than two members of the Board, all of whom shall be Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors.

     (b)  Powers of the Committee. Except as limited by the express provisions
          ------------------------
          of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which

                                                                               4
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           a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be deemed the action of the Committee.

     (c)   Agreement. Each Award shall be evidenced by a written agreement
           ----------
           containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option, (ii) the number of Shares subject to, and the expiration date of, the Award, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award or upon Shares which may be issued upon exercise of such Award.

           The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are herby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d)   Effect of the Committee' Decisions. All decisions, determinations and
           -----------------------------------
           interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e)   Indemnification. In addition to such other rights of indemnification
           ----------------
           as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

6.   Grant of Options.

     (a)   General Rule. In its sole discretion, the Committee may grant Awards
           -------------
           to select key Employees. In selection those Employees to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider their respective positions, duties and responsibilities, the value of their services to the Company and its Affiliates,

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      and any other factors the Committee may deem relevant. Notwithstanding the foregoing, the Committee shall automatically make the Awards specified in Paragraphs 6(b) and 6(d) hereof.

(b)   Automatic Grants to Employees. On the Effective Date, each of the
      -----------------------------
      following Employees shall receive an Option (in the form of an ISO, to the extent permissible under the Code) to purchase the number of Share listed below, at an Exercise Price per Share equal to the Market Value of a Share on the Effective Date; provided that such grant shall not be made to an Employee whose Continuous Service terminates on or before the Effective
      Date:

      EMPLOYEE                       SHARES
      ----------------------------------------

      Thomas W. Hammond               400,000
      Mark T. Hammond                 250,000
      Michael W. Carrie               45,000 + 20,000
      Joan H. Anderson                45,000
      Mary Kay McGuire                15,000 + 20,000
      7 Senior Vice Presidents        15,000 each*
      6 First Vice Presidents         5,000 each*
      22 Vice Presidents              2,500 each*
      52 Assistant Vice Presidents    1,500 each*

      ----------

      * Additional names are set forth on the Attachment to the Plan.

           With respect to each of the above-named Employees, the Option granted to the Employee hereunder (i) shall vest in accordance with the general rule set forth in Paragraph 8(a) of the Plan, (ii) shall have a term of ten years from the Effective Date, except as limited by Paragraph 3(b), and (iii) shall be subject to the general rule set forth in Paragraph 8(c) with respect to the effect of a Employee's termination of Continuous Service on the Employees's right to exercise his Options.

(c)   Special Rules for ISOs. The aggregate Market Value, as of the date the
      ----------------------
      Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess

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      of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

      (d) Automatic Grants to Directors. Notwithstanding any other provisions of this Plan, each Director who is not an Employee but is a Director on the dates specified below shall receive Options to purchase the number of Shares indicated of the Shares reserved under Paragraph 4(a) hereof. Such Options shall have an Exercise Price per Share equal to the Market Value of a Share on the date of grant.

                 (1) each Non-Employee Director of the Company or the Bank in office on the day immediately prior to the Effective Date shall receive Options to purchase 8,000 Shares;

                 (2) each Non-Employee Director who is elected to the Board of the Company on or following the Effective Date shall upon taking office receive Options to purchase 800 Shares;

                 (3) each Non-Employee Director of the Company or the Bank shall receive on April 1, 1998 and each succeeding April 1, Options to purchase 800 Shares; an individual serving on the Boards of both the Company and the Bank shall be entitled to Options to purchase a total of 800 Shares per year.

7.    Exercise Price for Options.

      (a) Limits on Committee Discretion. The Exercise Price as to any
          ------------------------------
          particular Option shall not be less than 50% of the Market Value of the Shares on the date of grant (100% in the case of ISOs). In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Shares at the time the ISO is granted.

      (b) Standards for Determining Exercise Price. If the Common Stock is
          ----------------------------------------
          listed on a national securities exchange (including the Nasdaq National Market) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling prices on such exchange on such date, or if there were no sales on such date, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on the trading day immediately preceding such date on which sales were effected. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the average of the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion. Notwithstanding the foregoing, in the event that either (i) the Committee exercises its discretion to impose transfer (or other) restrictions on the Shares subject to an Option, or (ii) the Plan requires specified transfer restrictions, the Committee shall make an appropriate adjustment in determining the Market Value of the Shares subject to such an Option (in order to take into account that their fair market value may be less than the fair market value of unrestricted Shares).

8.    Exercise of Options by Employees.

      (a)  Generally. Unless otherwise provided by the Committee pursuant to an
           ---------
           applicable Agreement, each Option shall be fully (100%) exercisable after the one year period following the date of its grant. An
           Option may not be exercised for a fractional Share.

      (b)  Procedure for Exercise. An Employee may exercise Options, subject to
           ----------------------
           provisions relative to its termination and any limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise and may consist of Shares subject to the Option being exercised. An Employee who exercises Non-ISOs pursuant to this Paragraph may satisfy all applicable federal, state and local income and employment tax withholding obligations, in whole or in part, by irrevocably electing to have the Company withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that the Employee already owns, having a value equal to the amount required to be withheld; provided that to the extent not inconsistent herewith, such election otherwise complies with those requirements of Paragraphs 8 and 18 hereof.

       (c)  Period of Exercisability. Except to the extent otherwise provided
            ------------------------
            in the terms of an Agreement, an Option may be exercised hereunder only while the Employee is employed by the Company and has maintained Continuous Service from the date of the grant of the Option, or until the later of three months after termination of such Continuous Service or the date on which the Option would otherwise expire, except if the Employee's Continuous Service terminates by reason of-

            (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement of the Employee (and, in the absence of any such agreement, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation [other than traffic violations or similar offenses] or final cease-and-desist order), then the Employee's to exercise such Option shall expire on the date of such termination;

            (2) death, then to the extent that the Employee would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Employee may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution;

            (3) Disability, then to the extent that the Employee would have been entitled to exercise the Option immediately prior to his or her Disability, such Option may be exercised within one year from the date of termination of employment due to Disability, but not later than the date on which the Option would otherwise expire.

       (d)  Effect of the Committee's Decisions. The Committee's determination
            -----------------------------------
            whether an Employee's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

       (e)  Acceleration of Vesting. Notwithstanding the six-month period set
            -----------------------
            forth in Paragraph 8(a) hereof and except to the extent otherwise provided in the terms of an Agreement, all Options held by an Employee whose service with the Company or an Affiliate terminates due to death, Disability, retirement, or a Change in Control shall be deemed fully exercisable and non-forfeitable as of the Employee's last day of service.

9.    Exercise of Options by Non-Employee Directors.

      (a)   Generally. Unless otherwise provided by the Committee pursuant to an
            ---------
            applicable Agreement, each Option shall be fully (100%) exercisable after one year following the date of its grant.

      (b)   Terms of Exercise.
            -----------------

            (i) Options received by Directors who are not Employees will become exercisable in accordance with the general rule set forth in Paragraph 8(a) hereof, and may be exercised from time to time in the manner set forth in Paragraph 8(b).


            (ii) Options granted to Non-Employee Directors shall have a term of
                 5 years; provided that Options so granted shall expire one year after the date on which a Director terminates Continuous Service on the Board, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's death during the term of his directorship, such Options shall become immediately exercisable, and may be exercised within two years from the date of his death by the personal representatives of his estate or person or persons to whom his rights under such Options shall have passed by will or by laws of descent and distribution, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's Disability during his or her directorship, the Director's Options shall become immediately exercisable, and such Options may be exercised within one year of the termination of directorship due to Disability, but not later than the date that the Options would otherwise expire. Unless otherwise inapplicable or inconsistent with the provisions of this Paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

      (c)   Effect of the Committee's Decisions. The Committee's determination
            -----------------------------------
            whether a Director's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

      (d)     Acceleration of Vesting. Notwithstanding the six-month period set
              -----------------------
              forth in Paragraph 9(a) hereof and except to the extent otherwise provided in the terms of an Agreement, all Options held by a Director whose service with the Bank terminates due to death, Disability, retirement or a Charge in Control shall be deemed fully exercisable and non-forfeitable as of the Director's last day of service with the Bank.

10.   Effect of Changes in Common Stock Subject to the Plan.

      (a)     Recapitalizations; Stock Splits, Etc. The number and kind of
              ------------------------------------
              Shares reserved for issuance under the Plan, and the number and kind of Shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

      (b)     Transactions in which the Company is Not the Surviving Entity. In
              -------------------------------------------------------------
              the event of (i) the liquidation or dissolution of the Company,
              (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

      (c)     Special Rule for ISOs. Any adjustment made pursuant to
              ---------------------
              subparagraphs (a) or (b) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code.

      (d)     Conditions and Restrictions on New, Additional, or Different
              ------------------------------------------------------------
              Shares or Securities. If, by reason of any adjustment made
              --------------------
              pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

      (e)     Other Issuances. Except as expressly provided in this Paragraph,
              ---------------
              the issuance by the Company of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

11.   Non-Transferability of Awards.

           Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding any other provision of this Plan to the contrary, to the extent permissible under Rule 16b-3, and except to the extent otherwise provided in the terms of an Agreement, a Participant who is granted Non-ISOs pursuant to this Plan may transfer such Non-ISOs to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust, provided that Non-ISOs so transferred may not again be transferred other than (i) to the Participant originally receiving the grant of Non-ISOs, or (ii) to an individual or trust to whom such Participant could have transferred Non-ISOs pursuant to this Paragraph 11. Non-ISOs which are transferred pursuant to this Paragraph 11 shall be exercisable by the transferee subject to the same terms and conditions as would have applied to such Non-ISOs in the hands of the Participant originally receiving the grant of such Non-ISOs.

12.   Time of Granting Awards.

           The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

13.   Effective Date.

           The Plan shall become effective on April   , 1997.

14.   Modification of Awards.

           At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

    15.  Amendment and Termination of the Plan.

              The Board may from time to time amend the terms of the Plan and suspend or terminate the Plans. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

    16.  Conditions Upon Issuance of Shares.

         (a)  Compliance with Securities Laws. Shares of Common Stock shall not
              --------------------------------
              be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

         (b)  Securities Laws. As a condition to the exercise of an Option, the
              ----------------
              Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities laws.

    (c)  Committee Discretion. The Committee shall have the discretionary
         ---------------------
    authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

    17.  Reservation of Shares.

              The Company, during the term of the Plan, will reserve and keep available for issuance a number of Shares sufficient to satisfy the requirements of the Plan.

    18.  Withholding Tax.

              The Company's obligation to deliver Shares upon exercise of Options shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations.

    19.  No Employment or Other Rights.

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

              In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director or any other party to continue service with the Company or any Affiliate. Except to the extent provided in Paragraphs 6(b) and 6(d), no Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

    20.  Governing Law.

              The Plan shall be governed by and construed in accordance with the laws of the State of Michigan, except to the extent that federal law shall be deemed to apply. Any action by an Employee arising with respect to any claim regarding any award, any claim of right, or otherwise arising with respect to this Plan or its administration, shall only be brought in a court of competent jurisdiction with venue in the State of Michigan.

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

                                  ATTACHMENT

                            FLAGSTAR BANCORP, INC.
                1997 EMPLOYEES AND DIRECTORS STOCK OPTION PLAN

                     Section 6(b): Additional Participants

 Name                              Title
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
 M. David Bowers                   Senior Vice President
 Jean R. Garrick                   Senior Vice President
 Kirsten A. Hammond                Senior Vice President
 Geoffrey R. Langdon               Senior Vice President
 Marie A. Ralko                    Senior Vice President, Controller, Treasurer
 Robert O. Rondeau, Jr.            Senior Vice President
 Karen F. Shreve                   Senior Vice President
 Alessandro P. Dinello             First Vice President
 Albert J. Gladner                 First Vice President, General Counsel
 John P. Marecki                   First Vice President
 William M. Robinson, III          First Vice President
 Adelita A. Shubert                First Vice President
 Linda R. Terrasi                  First Vice President
 Loren W. Anderson                 Vice President
 Julie A. Austin                   Vice President
 Brenda M. Barnett                 Vice President
 Linda H. Bissell                  Vice President
 William S. Brooks                 Vice President
 Michael A. Hanrahan               Vice President
 Sidney H. Hawlik                  Vice President
 Michael R. Hillman                Vice President
 Laura Horan                       Vice President
 John R. Inch                      Vice President, Manager of Operations
 Michael S. Kemp                   Vice President
 Ricky L. Laber                    Vice President
 Laura Lee Leavenworth             Vice President
 Jean E. Lutterbel                 Vice President
 Dawn M. Mansell                   Vice President
 John R. Morrison                  Vice President
 Danielle Moseley                  Vice President
 Genece M. Moss                    Vice President
 Paul M. Perez                     Vice President
 Patricia A. Polin                 Vice President
 Margurite Shropshire              Vice President
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


Name                            Title
--------------------------------------------------------------------------------
Alan R. Sorenson                Vice President
Catherine C. Airo               Assistant Vice President
Michelle P. Baratta             Assistant Vice President
Gary J. Burkhart                Assistant Vice President
John S. Burke                   Assistant Vice President
Andrea L. Bushong               Assistant Vice President
Mae Lynn Campbell               Assistant Vice President
Beverley A. Carter              Assistant Vice President
Jennifer R. Chapdelaine         Assistant Vice President
Sharon L. Cohn                  Assistant Vice President
John B. Collins                 Assistant Vice President
Kathleen C. Coopersmith         Assistant Vice President
Melanie M. Crochet              Assistant Vice President
James P. Crowley                Assistant Vice President
Tommy E. Cruse                  Assistant Vice President
Mary E. D'Alessandro            Assistant Vice President
Kathryn H. Dettloff             Assistant Vice President
Mary Ann Drake                  Assistant Vice President
Robert G. Fuller                Assistant Vice President
Terri M. Fuller                 Assistant Vice President
B. Lynn Gleeson                 Assistant Vice President
Edwin Garrett Griffin           Assistant Vice President
David R. Hennon                 Assistant Vice President
Michael A. Hillebrand           Assistant Vice President
Barbara A. Johnson              Assistant Vice President
Kenneth R. Johnson              Assistant Vice President
Robert M. Johnson               Assistant Vice President
Timothy R. Kalaris              Assistant Vice President
William J. Kalmar, Jr.          Assistant Vice President
Thomas M. Klar                  Assistant Vice President
Linda M. Krasicky               Assistant Vice President
Steven M. Laidlaw               Assistant Vice President
Felicia L. Little               Assistant Vice President
Deborah J. Lowry                Assistant Vice President
Richard W. Luckadoo             Assistant Vice President
Emelinda McNeal                 Assistant Vice President
Karen A. Nellett                Assistant Vice President
Paul J. Orlando                 Assistant Vice President
Wendy L. Pardee                 Assistant Vice President
Donald Peters                   Assistant Vice President
Linda A. Peyton                 Assistant Vice President

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


Name                                Title
--------------------------------------------------------------------------------
Stephen M. Pittiglio                Assistant Vice President
Angelo D. Rea                       Assistant Vice President
Barbara S. Robinson                 Assistant Vice President
Debra J. Ruhl                       Assistant Vice President
Charles D. Schatzley                Assistant Vice President
Colleen Irish Spahr                 Assistant Vice President
David G. Spear                      Assistant Vice President
Cheryl L. Stawarz                   Assistant Vice President
Debra M. Strong                     Assistant Vice President
Peter J. Van Bever                  Assistant Vice President
David G. Wiens                      Assistant Vice President
Peggy C. Younglove                  Assistant Vice President



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